SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-GENERAL HOST CORP

          GAMCO INVESTORS, INC.
                                12/03/97            2,500             5.3125
                                12/02/97            7,000             5.3750






























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.





                                       32
SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)



                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

CONVERTIBLE STOCK-GENERALHOSTCV DEBT8

          GABELLI FUNDS, INC.
               THE GABELLI SMALL CAP GROWTH FUND
                                12/17/97              400-             *DO
               THE GABELLI EQUITY INCOME FUND
                                12/17/97              400-             *DO
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                12/17/97            2,534-             *DO
                                12/08/97               25           100.0000
                                12/04/97               53            99.8750
                                12/02/97              190            99.8684
          GAMCO INVESTORS, INC.
                                12/05/97              950-           99.6875




















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.
              REFER TO ITEM 5 (C) OF THIS AMENDMENT TO SCHEDULE 13D.


                                       33